UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2014

First Colombia Gold Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-51203	98-0425310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Paeso De Bernardez #95 FRACC, Lomas De Bernardez, Guadalupe 986 10, ZAC, Mexico
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  1-888-224-6561

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations- Entry into Material Agreement

Share Issuance Pursuant to Compensation

The Company has amended the consulting agreement with Mr. Randy Ross, vice president and director of the Company to issue an additional 5,000,00 shares of restricted common stock in connection with Mr. Ross entering into the consulting agreement with the Company.

The Company has agreed to issue to Mr. E. Robert Gates, Chief Executive Officer and Director of the Company 100,000,000 shares of restricted common stock for services rendered to the Company

Purchase Agreement

On July 7, 2014, First Columbia Gold Corp. (“the Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with KBM Worldwide, Inc., a Delaware corporation (“KBM”), relating to the issuance and sale to KBM of an unsecured convertible promissory note (the “Note”) in a private transaction (the “Transaction”) with a principal amount of $37,000, effective on disbursement of funds, and effective July 11, 2014 upon receipt of funding.

On July 11, 2014, the Company received net proceeds of $37,000 from the Transaction, which it intends to use to meet its short-term obligations and work requirements. The Purchase Agreement includes customary representations, warranties and covenants.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Promissory Note

In connection with the Transaction, the Company issued Asher the Note. Interest on the Note accrues at a rate of 8% annually and is to be paid with principal in full on the maturity date of   April 9, 2015. The principal amount of the Note together with interest may be converted into shares of the Company's restricted at the option of the KBM at a conversion price equal to 55% of the Market Price of the Company’s common stock during the 10 trading days prior to the conversion notice.

The Note contains a “blocker” provision limiting the number of shares of common stock into which the Note is convertible to 4.99% of the outstanding shares of the Company’s common stock. However, the blocker provision in the Note may be waived by KBM upon 61-days’ prior notice.

The Company has a right of prepayment of the Note anytime from the date of the Note until 90 days thereafter, subject to a prepayment penalty in the amount of 140% to 150% of the outstanding principal and interest of the Note based on the date of prepayment.

The Note provides for customary events of default such as failing to timely make payment under the Note when due.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Form of Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As described in herein of this Current Report, which is incorporated herein by reference, the Company has agreed to issue 5,000,000 restricted common shares to Randy Ross, a Vice President and Director of the company pursuant to a consulting agreement, in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Transaction was made in reliance upon the exemption from registration provided by Section 4(a) (2) of the Securities Act of the Securities Act. The issuance of the shares did not involve a public offering and was made without general solicitation or general advertising. The recipient represented that the shares were received for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The recipient is sophisticated investors, and accredited investor, due to knowledge of our industry and company having provided services to the company, and by virtue of being an officer of the Company. The shares of Common Stock issued have been not registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As described in Item 1.01 and 5.02 of this Current Report, which is incorporated herein by reference, the Company issued 5,000,000 restricted common shares to our Vice President of the company in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Randy Ross is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The Transaction was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The issuance of the shares did not involve a public offering and was made without general solicitation or general advertising. Mr. Ross represented that the shares were received for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The shares of Common Stock issued have been not registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As described in herein of this Current Report, which is incorporated herein by reference, the Company has agreed to issue 100,000,000 restricted common shares to E. Robert Gates, President and Director of the company pursuant, in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Transaction was made in reliance upon the exemption from registration provided by Section 4(a) (2) of the Securities Act of the Securities Act. The issuance of the shares did not involve a public offering and was made without general solicitation or general advertising. The recipient represented that the shares were received for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The recipient is sophisticated investors, and accredited investor, due to knowledge of our industry and company having provided services to the company, and by virtue of being an officer of the Company. The shares of Common Stock issued have been not registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As described in Item 1.01 and 5.02 of this Current Report, which is incorporated herein by reference, the Company issued 100,000,000 restricted common shares to the   President of the company in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Mr. E. Robert Gates is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The Transaction was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The issuance of the shares did not involve a public offering and was made without general solicitation or general advertising. Mr. Gates represented that the shares were received for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The shares of Common Stock issued have been not registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

As described in Item 1.01 of this Current Report, which is incorporated herein by reference, the Company issued a Note to KBM convertible into shares of the Company’s restricted common stock, in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). KBM is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The Transaction was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The sale of the Note did not involve a public offering and was made without general solicitation or general advertising. KBM represented that it was an accredited investor and was acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Neither the Notes nor the underlying shares of Common Stock issuable upon the conversion of the Note have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company previously filed an 8k which is incorporated by reference outlining the terms of a consulting agreement with Mr. Randy Ross as Vice President and Director of the Company, which included a provision for an additional 5,000,000 shares of restricted common stock to be issued to Mr. Ross at a later date. The Company has elected to issue this 5,000,000 shares at the present time in consideration of Mr. Ross entering into the consulting agreement.

The Company has agreed to issue 100,000,000 shares of restricted common stock to Mr. E. Robert Gates for services rendered.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith.

Exhibit No.	Description

4.1	Convertible Promissory Note dated July 7,2014

10.1	Securities Purchase Agreement dated July 7, 2014 between First Colombia Gold Corp. and KBM Worldwide Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2014

First Colombia Gold Corp.

By:	/s/ E. Robert Gates
Name:	E. Robert Gates
Title:	Chief Executive Officer